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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated June 29, 2000, included in Exide Corporation and its subsidiaries' Form 10-K for the fiscal year ended March 31, 2000, and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 18, 2000